UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549

                                    FORM 8-K

                                 CURRENT REPORT

     Pursuant to Section 13 or 15 (d) of the Securities Exchange Act of 1934

       Date of Report (Date of earliest reported event): October 29, 2007

                           The Navigators Group, Inc.
             (Exact name of registrant as specified in its charter)


    DELAWARE                         0-15886                     13-3138397
--------------------------------------------------------------------------------
   (State of                      (Commission                 (I.R.S. Employer
  organization)                   File Number)               Identification No.)



      One Penn Plaza, New York, NY                                 10119
--------------------------------------------------------------------------------
 (Address of principal executive offices)                        (Zip Code)



       Registrant's telephone number, including area code: (914) 934-8999

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (SEE General Instruction A.2. below):

[_] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[_] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[_] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[_] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02  Results of Operations and Financial Condition
Item 7.01  Regulation FD Disclosure

     The following information is furnished pursuant to Item 2.02 "Results of Operations and Financial Condition" and Item 7.01 "Regulation FD Disclosure". This information, including the Exhibit attached hereto, shall not be deemed filed for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), or incorporated by reference into any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in such filing.

     On October 29, 2007, The Navigators Group, Inc. (the "Company") issued a press release announcing its earnings for the third quarter of 2007. This press release is attached hereto as Exhibit 99.1.

Item 8.01 Other Events

     On October 29, 2007, the Board of Directors of the Company adopted a stock repurchase program for up to $30 million of the Company's common stock. Repurchases may be made from time to time at prevailing prices in open market or privately negotiated transactions through December 31, 2008. Such repurchases are to be made in compliance with all applicable laws and regulations, including the United States Securities and Exchange Commission rules. The timing and amount of the repurchase transactions under the program will depend on a variety of factors, including the trading price of the stock, market conditions and corporate and regulatory considerations.

                                    SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                    THE NAVIGATORS GROUP, INC.
                                    (Registrant)


                                    /s/ Elliot S. Orol
                                    --------------------------------------------
                                    Name: Elliot S. Orol
                                    Title: Senior Vice President, General
                                           Counsel and Secretary

   Date: October 29, 2007

   INDEX TO EXHIBITS

Number      Description
------      -----------
 99.1       Third Quarter Earnings Release dated October 29, 2007.